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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated February 4, 2000, included in this Form 10-K, into BigStar Entertainment, Inc.'s previously filed Registration Statement File No. 333-94637 filed on Form S-8.

                                                  ARTHUR ANDERSEN LLP

New York, New York
March 30, 2000